Exhibit 99.2


Supplemental Restatement Information (Unaudited)

The Company utilizes a fifty-two, fifty-three week fiscal year ending on the Friday nearest December 31st. For 52-week years, each quarter contains 13 weeks. For clarity of presentation, the Company describes all periods as if each quarter end is March 31st, June 30th and September 30th and as if the year-end is December 31st.

                                                                       As Previously
Changes in condensed consolidated statements of cash flows               Reported       As Restated
----------------------------------------------------------               --------       -----------
  Six months ended June 30, 2005
   Net cash used in investing activities                                 $(18,626)       $ (21,263)
   Net increase (decrease) in cash and cash equivalents                    (6,437)          (9,074)
  Three months ended March 31, 2005
   Net cash used in investing activities                                  (12,611)          (3,986)
   Net increase (decrease) in cash and cash equivalents                   (10,613)          (1,988)
  Year ended December 31, 2004
   Net cash used in investing activities                                  (75,011)         (34,163)
   Net increase (decrease) in cash and cash equivalents                   (30,013)          10,835
  Six months ended June 30, 2004
   Net cash used in investing activities                                  (52,197)         (17,977)
   Net increase (decrease) in cash and cash equivalents                   (39,635)          (5,415)
  Three months ended March 31, 2004
   Net cash used in investing activities                                  (48,209)         (10,491)
   Net increase (decrease) in cash and cash equivalents                   (45,233)          (7,515)
  Year ended December 31, 2003
   Net cash used in investing activities                                  (20,643)        (116,169)
   Net increase (decrease) in cash and cash equivalents                   114,878           19,352

                                                            As Previously
Changes in condensed consolidated balance sheets               Reported        As Restated
------------------------------------------------               --------        -----------
   June 30, 2005
   Cash and cash equivalents                                   $ 83,036         $ 25,721
   Short-term investments                                         5,107           62,422
   Goodwill                                                     156,772          155,039
   Deferred income taxes                                         28,955           27,222
   March 31, 2005
   Cash and cash equivalents                                     78,860           32,807
   Short-term investments                                         6,876           52,929
   Goodwill                                                     156,772          155,039
   Deferred income taxes                                         26,988           25,255
   December 31, 2004
   Cash and cash equivalents                                     89,473           34,795
   Short-term investments                                         2,759           57,437
   Goodwill                                                     156,772          155,039
   Deferred income taxes                                         25,029           23,296
   September 30, 2004
   Cash and cash equivalents                                     77,801           19,125
   Short-term investments                                         6,064           64,740
   June 30, 2004
   Cash and cash equivalents                                     79,851           18,545
   Short-term investments                                         3,070           64,376
   March 31, 2004
   Cash and cash equivalents                                     74,253           16,445
   Short-term investments                                         7,649           65,457
   December 31, 2003
   Cash and cash equivalents                                    119,486           23,960
   Short-term investments                                        11,559          107,085